UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.  )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Finance of America Companies Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION,

DATED JUNE 17, 2024

FINANCE OF AMERICA COMPANIES INC.

5830 Granite Parkway, Suite 400

Plano, Texas 75024

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

NOTICE IS HEREBY GIVEN that the stockholders holding more than a majority of the voting power of the outstanding shares of capital stock of Finance of America Companies Inc., a Delaware corporation, have approved an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock, at a ratio of 10:1, acting by consent without prior notice and without a meeting in accordance with Section 228 of the Delaware General Corporation Law.

The approved action cannot become effective until 20 calendar days from the date of mailing of the enclosed definitive Information Statement to our stockholders. The definitive Information Statement will be first mailed to our stockholders of record as of the close of business on June 11, 2024 on or about    , 2024.

The enclosed Information Statement contains information pertaining to the matters acted upon.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF THE INFORMATION STATEMENT: A COPY OF THIS NOTICE AND THE INFORMATION STATEMENT IS AVAILABLE TO YOU FREE OF CHARGE AT HTTPS://IR.FINANCEOFAMERICA.COM/.

By Order of the Board of Directors,

Lauren E. Richmond
Chief Legal Officer, General Counsel & Secretary

    , 2024

FINANCE OF AMERICA COMPANIES INC.

5830 Granite Parkway, Suite 400

Plano, Texas 75024

INFORMATION STATEMENT

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF OUR OUTSTANDING SHARES OF CAPITAL STOCK.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THERE ARE NO APPRAISAL RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

General Information

This Information Statement is being furnished in connection with the action by consent of stockholders holding a majority in voting power of the outstanding shares of the capital stock of Finance of America Companies Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s issued and outstanding shares of Class A Common Stock, par value $0.0001 (the “Class A Common Stock”), at a ratio of 10:1 as described in this Information Statement (the “Reverse Stock Split”). We are mailing this Information Statement to our stockholders of record as of the close of business on June 11, 2024 (the “Record Date”).

On June 11, 2024, in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”), certain of our stockholders holding a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote on the Certificate of Amendment as of the Record Date (the “Consenting Stockholders”) approved the amendment to our Certificate of Incorporation to effect the Reverse Stock Split, which amendment is set forth in the form of Certificate of Amendment attached as Annex A to this Information Statement (the “Certificate of Amendment”).

Pursuant to Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the action approved by the Consenting Stockholders cannot become effective until 20 calendar days from the date of mailing of this Information Statement to our stockholders. This Information Statement will be first mailed to our stockholders of record as of the Record Date on or about    , 2024.

The Reverse Stock Split will be effective upon the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”).

Notice Pursuant to Section 228(e)

Pursuant to Section 228(e) of the DGCL, if an action by consent of stockholders in lieu of a meeting has been taken by less than unanimous consent, prompt notice of the taking of the action by consent must be given to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement, which is being delivered to all stockholders of record as of the Record Date who did not sign the consent approving the amendment to the Certificate of Incorporation to implement the Reverse Stock Split, serves as the notice required by Section 228(e) of the DGCL.

No Appraisal Rights

The DGCL does not provide appraisal rights to our stockholders in connection with the matters discussed in this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements include, but are not limited to, statements related to the Reverse Stock Split, the Certificate of Amendment and the Company’s ability to regain compliance with the continued listing standards of the New York Stock Exchange (“NYSE”). In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “budgets,” “forecasts,” “anticipates,” or the negative version of these words or other comparable words. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this Information Statement. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. A number of important factors, including the factors described in this Information Statement, exist that could cause future results to differ materially from historical performance and these forward-looking statements. New factors emerge from time to time, and it is not possible for our management to predict all such factors or to assess the effect of each such new factor on our business. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and any of these statements included herein may prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. Please refer to “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 15, 2024, for further information on these and other risk factors affecting us, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

QUESTIONS AND ANSWERS

What is the Purpose of this Information Statement?

This Information Statement is being furnished pursuant to Section 14(c) of the Exchange Act in connection with the action by written consent of the Consenting Stockholders taken without a meeting, approving the amendment to the Certificate of Incorporation to implement the Reverse Stock Split, as described in this Information Statement. This Information Statement also constitutes the notice required to be given pursuant to Section 228(e) of the DGCL to all stockholders, other than the Consenting Stockholders, of record as of the Record Date of the action taken by written consent to approve the amendment to the Certificate of Incorporation to implement the Reverse Stock Split. This Information Statement will be first sent or given to our stockholders as of the Record Date on or about    , 2024.

What action was taken by written consent?

On June 11, 2024, upon recommendation of the Company’s board of directors (the “Board”), stockholders of record, holding a majority in voting power of our outstanding capital stock, executed and delivered a written consent to approve the amendment to the Certificate of Incorporation to implement the Reverse Stock Split of our Class A Common Stock, at a ratio of 10:1, which amendment is set forth in the Certificate of Amendment.

The Certificate of Amendment may become effective as early as the 20th day after the definitive Information Statement is mailed to our stockholders.

Why was action taken?

The Reverse Stock Split is intended to increase the per share stock price of our Class A Common Stock to regain compliance with the continued listing standards of the NYSE. For additional information, see “Amendment to the Amended and Restated Certificate of Incorporation to Effect the Reverse Stock Split—Reasons for Reverse Stock Split.”

How many shares of our stock were outstanding on the Record Date?

On the Record Date, June 11, 2024, which is also the date we received the consent of the Consenting Stockholders, there were the following number of shares outstanding: 99,181,939 vested shares of our Class A Common Stock, 4,258,500 unvested shares of our Class A Common Stock and 15 shares of our Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, our “capital stock”).

What vote was obtained to approve the amendment to the Certificate of Incorporation described in this Information Statement?

We obtained the approval of the Consenting Stockholders, who collectively represent approximately 69.8% of the voting power of our outstanding shares of capital stock. Under the DGCL, the Certificate of Incorporation and our Amended and Restated Bylaws, the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote constitutes the vote required to adopt, by consent of stockholders in lieu of a meeting, the amendment to the Certificate of Incorporation to effect the Reverse Stock Split.

Holders of our Class A Common Stock are entitled to one vote for each share held as of any record date for determining stockholders entitled to vote or act by consent. Holders of shares of Class B Common Stock have no economic rights, but are entitled, as holders of Class B Common Stock as of any record date for determining stockholders entitled to vote or act by consent, without regard to the number of shares of Class B Common Stock they hold, to a number of votes that is equal to the aggregate number of limited liability company interests (“FoA Units”) in Finance of America Equity Capital LLC, a Delaware limited liability company (“FoA Equity”) that the Company controls in an “UP-C” structure, held by such holders. Holders of shares of Class B Common Stock vote together with holders of Class A Common Stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law. As of the Record Date, FoA Equity unitholders held 131,859,616 FoA Units that were exchangeable for 131,859,616 shares of Class A Common Stock.

Our Consenting Stockholders consisted of certain funds affiliated with Blackstone Inc., Brian L. Libman, the Chairman of our Board, and an entity controlled by Brian L. Libman.

Who is entitled to notice?

Each holder of an outstanding share of Class A Common Stock and/or Class B Common Stock as of the Record Date, other than the Consenting Stockholders, is entitled to notice of the action taken by consent in lieu of a meeting of stockholders as required by Section 228(e) of the DGCL.

How were the Consenting Stockholders entitled to vote determined?

In order to determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board fixed the Record Date as the close of business on June 11, 2024.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and distributing this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A Common Stock and Class B Common Stock held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECT REVERSE STOCK SPLIT

Our Board and the Consenting Stockholders have approved the amendment to our Certificate of Incorporation set forth in the Certificate of Amendment to effect a Reverse Stock Split of our Class A Common Stock at a ratio of 10:1. The full text of the Certificate of Amendment is set forth in Annex A. In approving the Reverse Stock Split, the Board evaluated a variety of factors, including those described below, and ultimately determined that the potential benefits outweighed any countervailing considerations.

The amendment to effect the Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which may be as early as the 20th day after this definitive Information Statement is mailed to our stockholders. Our Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Certificate of Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

As of the Record Date, there were 99,181,939 vested shares of our Class A Common Stock outstanding, 4,258,500 unvested shares of our Class A Common Stock outstanding, 15 shares of our Class B Common Stock outstanding and no shares were held in treasury. Based on such number of shares of our Class A Common Stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we would have 9,918,193 vested shares of our Class A Common Stock outstanding, 425,850 unvested shares of our Class A Common Stock outstanding, 15 shares of our Class B Common Stock outstanding and no shares held in treasury.

Reasons for the Reverse Stock Split

Our Board has determined that it is advisable and in the best interests of the Company and our stockholders to reduce the number of shares of Class A Common Stock outstanding with the primary intent of increasing the per share trading price of our Class A Common Stock in order to meet the NYSE’s price criteria for continued listing on that exchange. Our Class A Common Stock is publicly traded and listed on the NYSE under the symbol “FOA.” Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is advisable and in the Company’s and our stockholders’ best interests.

Compliance with NYSE Continued Listing Standards

The NYSE requires that companies with shares listed on the NYSE comply with the NYSE’s continued listing standards, including the requirement set forth in Section 802.01C of the NYSE Listed Company Manual that the average closing price of a security is not less than $1.00 over a consecutive 30 trading-day period. If the average closing price of a security is less than $1.00 over a consecutive 30 trading-day period, then Section 802.01C of the NYSE Listed Company Manual provides for a six-month cure period to regain compliance. Compliance can be achieved if on the last trading day of any calendar month during the cure period (or the last trading day of the cure period), the security has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the prior 30 trading-day period. On February 12, 2024, the Company received a notice (the “Notice”) from the NYSE, indicating the Company was not in compliance with Section 802.01C of the NYSE Listed Company Manual because as of February 9, 2024, the average closing price of the Company’s Class A Common Stock was less than $1.00 over a consecutive 30 trading-day period. The Company promptly responded to the NYSE with respect to its intent to cure the deficiency by considering available alternatives to regain compliance.

We expect the Reverse Stock Split to increase the per-share trading price of our Class A Common Stock back above $1.00, and as a result, we also believe that the Reverse Stock Split may make our Class A Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our Class A Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

Criteria to Be Used for Determining Whether to Implement the Reverse Stock Split

Prior to the Effective Time, should the Board determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders, then the Board shall have the right to abandon and to not proceed with the Reverse Stock Split. In determining whether to implement the Reverse Stock Split, the Board may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our Class A Common Stock;

•	the NYSE Continued Listing Standards requirements;

•

the then-prevailing trading price and trading volume of our Class A Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Class A Common Stock in the short- and long-term; and

•	prevailing general market and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

In evaluating the Reverse Stock Split, the Board also considered certain risks and disadvantages associated with reverse stock splits, including the below:

We cannot assure you that the Reverse Stock Split will increase our stock price.

We expect that the Reverse Stock Split will increase the per share trading price of our Class A Common Stock. However, the effect of the Reverse Stock Split on the per share trading price of our Class A Common Stock cannot be predicted with any certainty and we also cannot assure you that the total market capitalization of our Class A Common Stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization prior to the Reverse Stock Split. Other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the per share trading price of our Class A Common Stock. Additionally, the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our Class A Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Class A Common Stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Class A Common Stock to certain potential investors, we cannot assure you that, if implemented, our Class A Common Stock will be more attractive to investors, or that any increase in our per-share stock price will succeed in attracting institutional investors or satisfying the investing guidelines of such investors.

Even if we implement the Reverse Stock Split, the per share trading price of our Class A Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of our Class A Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

Thus, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the per share trading price of our Class A Common Stock will increase following the Reverse Stock Split or that the per share trading price of our Class A Common Stock will not decrease in the future.

The Reverse Stock Split may decrease the liquidity of our Class A Common Stock and result in higher transaction costs.

The liquidity of our Class A Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split or any increase is not sustained. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Class A Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Class A Common Stock as described above.

Potential Anti-Takeover Effect

The Certificate of Amendment implementing the Reverse Stock Split will reduce the number of outstanding shares of Class A Common Stock but will not change the number of shares of Class A Common Stock we are authorized by our Certificate of Incorporation to issue, effectively increasing the number of authorized but unissued shares of Class A Common Stock. As a result, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. The Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our Board could (within the limits imposed by applicable law) strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our then current Board, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by our Board although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, the approval of the Reverse Stock Split has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise. The Board is not aware of any attempt to take control of the Company and the Board has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Nevertheless, stockholders should be aware that the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effective Time

The Certificate of Amendment will be effective upon filing with the Secretary of State of the State of Delaware, which may be as early as the 20th day after this definitive Information Statement is mailed to our stockholders. Although the Board expects to implement the Reverse Stock Split, the Board reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split. The exact timing of the filing of the Certificate of Amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

We anticipate this Information Statement will be mailed to our stockholders on or about    , 2024 and that the Reverse Stock Split will be effective on or about     , 2024.

If the Board, in its discretion, determines to proceed with the Reverse Stock Split, the Company expects to issue, at least ten days in advance of the Effective Time, a press release announcing the Effective Time. The press release will contain important information regarding any procedures that stockholders will need to follow in connection with the Reverse Stock Split.

Upon the Effective Time, stockholders of record holding all of their shares of our Class A Common Stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the transfer agent and will receive a transaction statement at their address of record indicating the number of new post-Reverse Stock Split shares of our Class A Common Stock they hold after the Reverse Stock Split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Fractional Shares

Stockholders will not receive fractional shares of Class A Common Stock in connection with the Reverse Stock Split. Instead, Continental Stock Transfer and Trust Company, as the Company’s transfer agent, will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our Class A Common Stock. After the transfer agent’s completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred by the transfer agent to sell such stock.

Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of the Company’s common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold our Class A Common Stock after the Reverse Stock Split, you may do so by either:

•	purchasing a sufficient number of shares of our Class A Common Stock; or

•	if you have shares of our Class A Common Stock in more than one account, consolidating your accounts;

in each case, so that you hold a number of shares of our Class A Common Stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of Class A Common Stock in the Reverse Stock Split. Shares of our Class A Common Stock held in registered form and shares of our Class A Common Stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by the 10:1 Reverse Stock Split ratio. The Company does not anticipate that a substantial number of shares will be required to be aggregated and sold.

Effects of the Reverse Stock Split

General

After the effective date of the Reverse Stock Split, if implemented by the Board, each stockholder will own a reduced number of shares of Class A Common Stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our Class A Common Stock at the 10:1 reverse stock split ratio.

The implementation of the Reverse Stock Split would not affect the actual or intrinsic value of our business or, subject to the distribution of the proceeds of the cash generated by the sale of the aggregated fractional shares resulting from the Reverse Stock Split to the holders otherwise entitled to receive such fractions, a stockholder’s proportional ownership or other rights in the Company.

Effect on Status of Class A Common Stock

After the Effective Time, our Class A Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number used to identify our Class A Common Stock.

Our Class A Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our Class A Common Stock under the Exchange Act or the listing of our Class A Common Stock on the NYSE. Following the Reverse Stock Split, our Class A Common Stock will continue to be listed on the NYSE under the symbol “FOA,” although it will be considered a new listing with a new CUSIP number.

The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” pursuant to Rule 13e-3 under the Exchange Act.

No Effect on Authorized Shares

We are currently authorized under our Certificate of Incorporation to issue up to a total of 6,601,000,000 shares, divided into three classes as follows: (i) 6,000,000,000 shares of Class A Common Stock; (ii) 1,000,000 shares of Class B Common Stock; and (iii) 600,000,000 shares of Preferred Stock, par value $0.0001 per share.

As of the Record Date, there were 99,181,939 vested shares of our Class A Common Stock outstanding, 4,258,500 unvested shares of our Class A Common Stock outstanding, 15 shares of our Class B Common Stock outstanding and no shares were held in treasury. As of the Record Date, the Company also had 5,896,559,561 shares of Class A Common Stock authorized but unissued, including 131,859,616 shares of Class A Common Stock issuable upon exchange of FoA Units that are held by the FoA Equity unitholders. Immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we would have approximately 9,918,193 vested shares of our Class A Common Stock outstanding, 425,850 unvested shares of our Class A Common Stock outstanding, 15 shares of our Class B

Common Stock outstanding and no shares held in treasury. Immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), the Company will also have 5,989,655,957 shares of Class A Common Stock authorized but unissued, including approximately 13,185,961 shares of Class A Common Stock issuable upon exchange of FoA Units that are held by the FoA Equity unitholders. No preferred stock is currently issued or outstanding and the Reverse Stock Split would not modify the authorized number of shares of our preferred stock.

While the Certificate of Amendment implementing the Reverse Stock Split would decrease the number of outstanding shares of our Class A Common Stock, it would not change the number of authorized shares under our Certificate of Incorporation. Consequently, the practical effect of the Reverse Stock Split would be to substantially increase the number of shares of our Class A Common Stock authorized for issuance under our Certificate of Incorporation but not yet issued. The Board believes that such an increase is advisable and in our and our stockholders’ best interests because it will give us greater flexibility to issue shares of our Class A Common Stock in connection with possible future financings, joint ventures and acquisitions as well as under our equity incentive plans and for other general corporate purposes. Although we do not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of our Class A Common Stock that would become available for issuance if the Reverse Stock Split is effected, we believe it would be advantageous in the future to have the shares available for the purposes described above.

However, as a result of increasing the number of available authorized shares of Class A Common Stock, the Reverse Stock Split could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but currently unissued shares. Because holders of our Class A Common Stock have no preemptive rights to purchase or subscribe for any unissued shares of Class A Common Stock, the issuance of additional shares of authorized Class A Common Stock that will become newly available as a result of the implementation of the Reverse Stock Split would reduce the current stockholders’ percentage ownership interest in the total outstanding shares of our Class A Common Stock and voting power.

No Effect on Par Value or Assessment

The Reverse Stock Split will not affect the par value of our Class A Common Stock, which will remain at $0.0001. All shares of Class A Common Stock outstanding immediately following the effectiveness of the Reverse Stock Split will remain fully paid and non-assessable.

Reduction in Stated Capital

Although the Reverse Stock Split would not affect the par value of our Class A Common Stock per share, the number of outstanding shares of our Class A Common Stock would decrease in accordance with the Reverse Stock Split ratio, and as a result, upon the Effective Time, the stated capital on our balance sheet attributable to our Class A Common Stock, which consists of the par value per share of our Class A Common Stock multiplied by the aggregate number of shares of our Class A Common Stock issued and outstanding, will be reduced in proportion to the 10:1 ratio of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares. The additional paid-in capital account will be credited with the amount by which the stated capital is reduced and our stockholders’ equity, in the aggregate, will remain unchanged.

Following the Reverse Stock Split, reported per share net income or loss would be higher because there would be fewer shares of our Class A Common Stock outstanding, and we would retrospectively adjust historical per share amounts in our future financial statements for comparability.

Effect on FoA Units

Although the Reverse Stock Split will not impact outstanding shares of Class B Common Stock, the Company expects to cause FoA Equity to take corresponding action to approve a reverse split of FoA Units, subject to the occurrence of the Reverse Stock Split, such that every ten FoA Units shall automatically and without any action on the part of the relevant holder thereof be combined into one FoA Unit, with any fractional FoA Unit resulting therefrom being immediately cancelled for no consideration.

Voting Rights

Given the parallel adjustment to FoA Units, each holder of Class A Common Stock and Class B Common Stock will hold the same percentage of the outstanding voting power immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in holders of Class A Common Stock receiving cash in lieu of fractional shares and rounding down of any fractional FoA Units for holders of Class B Common Stock. If the overall value of our Class A Common Stock declines after the Reverse Stock Split, however, then the actual or intrinsic value of the shares of our Class A Common Stock will also proportionately decrease as a result of the overall decline in value.

No Effect on Dividends

The shares of Class A Common Stock following the Reverse Stock Split will have the same rights to dividends and distributions as the Class A Common Stock now outstanding. The payment of dividends and the timing and amounts thereof, must be made in accordance with our Certificate of Incorporation and the requirements of the DGCL. We expect to retain future earnings, if any, for future operations, expansion and debt repayment and have no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of our Board and will depend on, among other things, our results of operations, financial condition, cash requirements, contractual restrictions and other factors that our Board may deem relevant. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our subsidiaries incur.

Effect on the Company’s Stock Plans

In connection with its approval of the Reverse Stock Split, our Board has approved corresponding adjustments to the awards granted and shares reserved for issuance under our Amended and Restated UFG Holdings LLC Management Long-Term Incentive Plan, the Finance of America Companies Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”) and the First Amended Finance of America Companies Inc. Employee Stock Purchase Plan (as amended), and any awards, earnout shares and other compensatory agreements.

Effect on Warrants

If the Reverse Stock Split is implemented, our outstanding warrants to purchase shares of our Class A Common Stock will be proportionately adjusted to reflect the Reverse Stock Split, including the number of shares purchasable upon exercise of such warrants and their exercise prices.

Shares Held in Book-Entry and Through a Broker, Bank, or Other Holder of Record

If you hold registered shares of our Class A Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our Class A Common Stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our Class A Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time, indicating the number of shares of our Class A Common Stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time.

At the Effective Time, we intend to treat stockholders holding shares of our Class A Common Stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our Class A Common Stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Class A Common Stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Class A Common Stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

Interests of Directors and Executive Officers

No person who has served as a director or executive officer since the beginning of the Company’s last fiscal year, and no associate of any such person, has any substantial interests, directly or indirectly, in the Reverse Stock Split, except to the extent of their ownership in shares of our Class A Common Stock and securities convertible or exercisable for our Class A Common Stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our Class A Common Stock and securities convertible into or exercisable for our Class A Common Stock.

No Appraisal Rights

Under the DGCL, stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such right.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our Class A Common Stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow- through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our Class A Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our Class A Common Stock in connection with employment or other performance of services; (xi) U.S. expatriates or (xii) holders of FoA Units. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Class A Common Stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF CLASS A COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our Class A Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our Class A Common Stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our Class A Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our Class A Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Class A Common Stock), and such U.S. Holder’s holding period in the shares of our Class A Common Stock received should include the holding period in the shares of our Class A Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our Class A Common Stock surrendered to the shares of our Class A Common Stock received pursuant to the Reverse Stock Split. Holders of shares of our Class A Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our Class A Common Stock pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our Class A Common Stock surrendered that is allocated to such fractional share.

Such capital gain or loss should generally be long-term capital gain or loss if the U.S. Holder’s holding period for our Class A Common Stock surrendered exceeded one year at the Effective Time.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding the beneficial ownership of shares of the Company’s Class A Common Stock as of June 11, 2024 by:

•	each person known to the Company to be the beneficial owner of more than 5% of the shares of any class of the Company’s common stock;

•	each named executive officer or director of the Company; and

•	all officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of the shares of Class A Common Stock of the Company is based on 99,181,939 vested shares of Class A Common Stock outstanding as of June 11, 2024 and 15 shares of Class B Common Stock outstanding as of June 11, 2024. The shares of Class B Common Stock have no economic rights, but entitle each holder, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of the Company are entitled to vote generally. Holders of shares of Class B Common Stock vote together with holders of Class A Common Stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law.

The beneficial ownership information below excludes 4,258,500 unvested shares of Class A Common Stock held by Replay Sponsor, LLC, which are subject to vesting and forfeiture and will not be entitled to receive any dividends or other distributions, or to have any other economic rights until such shares are vested, and such shares will not be entitled to receive back dividends or other distributions or any other form of economic “catch-up” once they become vested. Additionally, for so long as they remain unvested, such shares must be voted proportionately with all other shares of Class A Common Stock and Class B Common Stock on all matters put to a vote of holders of the Company’s voting stock (i.e., holders of unvested shares will have no discretion in how such shares are voted).

The beneficial ownership information below excludes the shares underlying the warrants, the securities which were issued as an additional earnout payment in connection with our April 2021 business combination with Replay Acquisition Corp. and the shares expected to be issued or reserved under the Omnibus Plan, which are not deemed beneficially owned under the rules of the SEC.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 5830 Granite Parkway, Suite 400, Plano, Texas 75024.

	Beneficial Ownership(1)
Name of Beneficial Owner	Shares of Class A Common Stock(2)	Class A Share%	FOA Units(2)	% of Total Voting Power(3)
Five Percent Holders:
Blackstone(4)	31,922,852	32.2%	48,375,338	34.8%
Bloom Retirement Holdings Inc.	8,000,000	8.1%	11,692,990	8.5%
Edmond Safra(5)	7,565,888	7.6%	—	3.3%
Named Executive Officers and Directors:
Brian L. Libman(6)	11,319,037	11.4%	69,550,568	35.0%
Norma C. Corio	122,807	*	—	*
Robert W. Lord	122,807	*	—	*
Tyson A. Pratcher	122,807	*	—	*
Lance N. West(7)	822,807	*	—	*
Graham A. Fleming(8)	1,304,222	1.3%	1,219,959	1.1%
Kristen N. Sieffert(9)	517,259	*	534,879	*
Jeremy E. Prahm(10)	991,788	1.0%	458,759	*
All Directors and Executive Officers as a Group (10 persons)	15,510,973	15.6%	71,764,165	37.8%

*	Represents less than 1%.
(1)

In accordance with the rules of the SEC, the beneficial ownership information presented in this table and the accompanying footnotes includes restricted stock units outstanding as of June 11, 2024 and scheduled to vest within 60 days of June 11, 2024 as shares of Class A Common Stock beneficially owned by the applicable beneficial owner.

(2)

Subject to the terms of our exchange agreement with FoA Equity and the Sellers (as defined therein), which sets forth the terms and conditions upon which holders of FoA Units may exchange their FoA Units for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications (the “Exchange Agreement”). Beneficial ownership of FoA Units reflected in this table is not reflected as beneficial ownership of shares of the Company’s Class A Common Stock for which such FoA Units may be exchanged.

(3)

Represents percentage of voting power of the Company’s Class A Common Stock and Class B Common Stock voting together as a single class. Shares of Class B Common Stock have no economic rights but provide each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of the Company are entitled to vote generally. As of the Record Date, FoA Equity unitholders held 131,859,616 FoA Units that were exchangeable for 131,859,616 shares of Class A Common Stock.

(4)

Reflects 48,099,223 FoA Units and 7,717,103 shares of Class A Common Stock held directly by BTO Urban Holdings L.L.C., 276,115 FoA Units and 43,228 shares of Class A Common Stock held directly by Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P. and 24,162,521 shares of Class A Common Stock directly held by BTO Urban Holdings II L.P. based on each Form 4 filed by the relevant Blackstone entities on April 3, 2024.

BTO Urban Holdings L.L.C. is owned by Blackstone Tactical Opportunities Fund – NQ L.P., Blackstone Tactical Opportunities Fund II – NQ L.P., Blackstone Tactical Opportunities Fund – A (RA) – NQ L.P., Blackstone Tactical Opportunities Fund – I – NQ L.P., Blackstone Tactical Opportunities Fund – S – NQ L.P., Blackstone Tactical Opportunities Fund – C – NQ L.P., Blackstone Tactical Opportunities Fund – L – NQ L.P., Blackstone Tactical Opportunities Fund – O – NQ L.P., Blackstone Tactical Opportunities Fund – N – NQ L.P., Blackstone Tactical Opportunities Fund – U – NQ L.L.C., Blackstone Tactical

Opportunities Fund II – C – NQ L.P., Blackstone Tactical Opportunities Fund – T – NQ L.P. (collectively, each of the Blackstone Tactical Opportunities Funds described above in this paragraph shall be referred to as the “Blackstone Tactical Opportunities Funds”), BTAS NQ Holdings L.L.C. and Blackstone Family Tactical Opportunities Investment Partnership SMD L.P.

The general partner of each of the Blackstone Tactical Opportunities Funds is Blackstone Tactical Opportunities Associates – NQ L.L.C. The sole member of Blackstone Tactical Opportunities Associates – NQ L.L.C. is BTOA – NQ L.L.C. The managing member of BTOA – NQ L.L.C. is Blackstone Holdings II L.P. The general partner of Blackstone Holdings II L.P. is Blackstone Holdings I/II GP L.LC. The managing member of BTAS NQ Holdings L.L.C. is BTAS Associates – NQ L.L.C. The managing member of BTAS Associates – NQ L.L.C. is Blackstone Holdings I L.P.

The general partner of Blackstone Family Tactical Opportunities Investment Partnership SMD L.P. is Blackstone Family GP L.L.C. Blackstone Family GP L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Mr. Schwarzman.

The general partner of Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P. is BTO – NQ Side-by-Side GP L.L.C. The sole member of BTO – NQ Side-by-Side GP L.L.C. is Blackstone Holdings II L.P.

The general partner of BTO Urban Holdings II L.P. is Blackstone Tactical Opportunities Associates – NQ L.L.C. The sole member of Blackstone Tactical Opportunities Associates – NQ L.L.C. is BTOA – NQ L.L.C. The managing member of BTOA – NQ L.L.C. is Blackstone Holdings II L.P. The general partner of Blackstone Holdings II L.P. is Blackstone Holdings I/II GP L.L.C.

Blackstone Inc. is the sole member of Blackstone Holdings I/II GP L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.

Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman (other than to the extent it or he directly holds securities as described herein) may be deemed to beneficially own the securities directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such securities. The address of each of such Blackstone entities and Mr. Schwarzman is c/o Blackstone Inc., 345 Park Avenue, New York, New York 10154.

(5)

Reflects 3,951,888 shares held directly by EMS Opportunity Ltd and indirectly by Mr. Safra as the sole shareholder of EMS Capital Holding Inc., which is the general partner of EMS Capital LP, the investment manager of EMS Opportunity Ltd. The address for EMS Opportunity Ltd. is c/o EMS Capital LP, 767 Fifth Avenue, 46th Floor, Attn: Legal & Compliance, New York, NY 10153. Also reflects 3,614,000 shares held by Replay Sponsor, LLC. Edmond M. Safra and Gregorio Werthein serve as managers of Replay Sponsor, LLC. Excludes 4,258,500 unvested shares of Class A Common Stock issued in the name of Replay Sponsor, LLC that are subject to vesting or forfeiture. The address for Replay Sponsor, LLC is c/o EMS Capital LP, 767 Fifth Avenue, 46th Floor, Attn: Legal & Compliance, New York, NY 10153. Information in this note is based on a Form 4 filed by Mr. Safra on September 30, 2022.

(6)	Reflects 11,319, 037 shares of Class A Common Stock and 69,550,568 FoA Units based on the Form 4s filed by Brian L. Libman on April 3, 2024 and May 15, 2024.

Pursuant to the limited liability company agreement of Libman Family Holdings, LLC (“LFH”), LFH is managed by a board of managers consisting of Brian L. Libman, as the sole manager. LFH is owned, in equal parts, by Libman-Alpha Holdings, LLC (“Alpha”), Libman-Eta Holdings, LLC (“Eta”) and Libman-Kappa Holdings, LLC (“Kappa”). Each of Alpha, Eta and Kappa are owned by Brian L. Libman, Sharon Libman, Libman 2004 Trust (the “04 Trust”) and Libman Family Generational Trust (the “Generational Trust”). The Trustee of each of the 04 Trust and the Generational Trust is Sonia McKinney.

(7)

Reflects 122,807 shares of Class A Common Stock held directly by Mr. West and 700,000 shares of Class A Common Stock held directly by CDZ Capital Partners, LP. The general partner of CDZ Capital Partners, LP is CDZ Capital Corp. Mr. West controls CDZ Capital Corp.’s investment decisions.

(8)

Reflects 1,284,222 shares of Class A Common Stock held directly by Mr. Fleming, 20,000 shares of Class A Common Stock held through a trust and 1,219,959 FoA Units held through a wholly-owned corporation.

(9)	Reflects 517,259 shares of Class A Common Stock held directly by Ms. Sieffert and 534,879 FoA Units held through a wholly-owned corporation.
(10)	Reflects 991,788 shares of Class A Common Stock held directly by Mr. Prahm and 458,759 FoA Units held through a wholly-owned corporation.

Changes in Control

We do not know of any arrangements that may, at a subsequent date, result in a change in control.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may inspect these reports and other information without charge at a website maintained by the SEC. The address of this site is http://www.sec.gov.

Our website address for investors is https://ir.financeofamerica.com. Through our website, we make available, free of charge, documents as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC, including our Annual Reports on Form 10-K; our proxy statements for our annual and special stockholder meetings; our Quarterly Reports on Form 10-Q; our Current Reports on Form 8-K and Forms 3, 4 and 5 with respect to our securities filed on behalf of our directors and our executive officers; and amendments to those documents. From time to time, we use our website as a channel of distribution of material Company information. The information contained on, or that may be accessed through, our website is not part of, and is not incorporated into, this Information Statement.

By Order of the Board of Directors,

Lauren E. Richmond
Chief Legal Officer, General Counsel & Secretary

    , 2024

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company, intermediaries such as brokers and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will promptly deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Once you have received notice of householding materials to your address, householding will generally continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, you may contact us with such request. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at: Finance of America Companies Inc., 5830 Granite Parkway, Suite 400, Plano, Texas 75024, or by phone at (877) 202-2666.

Annex A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FINANCE OF AMERICA COMPANIES INC.

* * * * *

The undersigned, for purposes of amending the Amended and Restated Certificate of Incorporation (the “Certificate”) of Finance of America Companies Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: The amendment to the Certificate set forth below was duly adopted by the Board of Directors and the stockholders of the Corporation pursuant to and in accordance with Section 242 of the DGCL (with the stockholders adopting such amendment by consent in lieu of a meeting pursuant to Section 228 of the DGCL).

SECOND: The Certificate is hereby amended by adding the following to the end of Article IV, as a new Paragraph E of Section 4.3:

“Upon the effectiveness of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), every 10 shares of Class A common stock, par value $0.0001 per share (the “Old Class A Common Stock”), that are issued and outstanding or held in treasury immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or the holders thereof, be reclassified as and combined into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock. The reclassification of the shares of Old Class A Common Stock effected hereby shall be referred to as the “Reverse Stock Split.” No fractional shares shall be issued at the Effective Time pursuant to the Reverse Stock Split and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those holders of Old Class A Common Stock who would otherwise have been entitled to receive a fractional share at the Effective Time pursuant to the Reverse Stock Split, and after the transfer agent’s completion of such sale, such holders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.”

THIRD: Except as herein amended, the Certificate, as amended herein, shall remain in full force and effect.

FOURTH: This Amendment will become effective on [    ], 2024 at [  :  ] [a.m.][p.m.] (Eastern Time).

IN WITNESS WHEREOF, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this [  ] day of [  ].

Name:
Title:

A-1